Rule 497(e) and (g)
                                                           File Nos.:  002-85378
                                                                       811-3462

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 10, 1998

       The accompanying Prospectus of The Flex-funds Highlands Growth Fund dated April 30, 1997 (the "Prospectus") describes on page 6 under the caption "Investment Objectives and Policies" that the "assets of the Portfolio representing the health sector will be managed and 'indexed' by the Subadviser until it selects one or more Sector Advisers, subject to the review and approval of the Portfolio Trustees, to manage the assets of the Portfolio representing the health sector."

         Effective February 10, 1998, the Subadviser has selected, with the approval of the Portfolio Trustees, Alliance Capital Management L.P. as Sector Adviser to manage the assets of the Portfolio representing the health sector. Accordingly, clause (i) in the seventh paragraph on page 6 of the Prospectus under the caption "Investment Objectives and Policies" should be deleted and the following information about Alliance Capital Management L.P. should be added under the caption "Sector Advisers" which begins on page 10 of the Prospectus:

          "ALLIANCE CAPITAL MANAGEMENT L.P. serves as Sector Adviser to the health sector of the Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1997 totaling approximately $218.7 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The general partner of Alliance, Alliance Capital Management Corporation, is an indirect subsidiary of, and is controlled by, AXA-UAP, a French insurance holding company. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Alliance. Mr. Edelman, who has fourteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105."

         The following replaces the last paragraph preceding the caption "Sector Advisers" on page 10 of the Prospectus:

         "The Portfolio has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits the Portfolio and the Subadviser to enter into and materially amend Investment Sub-subadvisory Agreements with Sector Advisers without such agreements being approved by the Portfolio's investors or the Fund's shareholders except for Investment Sub-subadvisory Agreements with an affiliated person of the Portfolio, the Manager or the Subadviser other than by reason of such affiliated person serving as an existing Sector Adviser to the Portfolio. The exemptive order also permits the Portfolio and the Fund to disclose, on an aggregate basis, the fees paid to Sector Advisers who are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new Sector Advisers, the Manager and the Subadviser will furnish shareholders of the Fund with an information statement about the new Sector Adviser and Investment Sub-subadvisory Agreement. Any changes to the Investment Advisory Contract between the Portfolio and the Manager or the Investment Subadvisory Agreement among the Portfolio, Manager and Subadviser will still require shareholder approval. A majority of the shareholders of the Fund approved the operation of the Trust in accordance with the exemption at a special meeting of shareholders held on December 20, 1996."

         The following sentence should be added under the caption "The Trust and Its Management" as the last sentence on page 8 of the Prospectus:

         "The Manager and the Subadviser have the ultimate responsibility for the investment performance of the Portfolio due to the Manager's responsibility to oversee the Subadviser and the Subadviser's responsibility to oversee the Sector Advisers and recommend their hiring, termination and replacement."